UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2015

BLUE BIRD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia 31030	31030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (478) 822-2130

Hennessy Capital Acquisition Corp., 700 Louisiana Street, Suite 900, Houston, Texas 77002

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 24, 2015, the registrant consummated the previously announced business combination (the “Business Combination”) pursuant to which the registrant acquired all of the outstanding capital stock of School Bus Holdings Inc. from The Traxis Group B.V. (the “Seller”), in accordance with the purchase agreement, dated as of September 21, 2014, by and between the registrant and the Seller, as amended (as amended, the “Purchase Agreement”).

In connection with the closing of the Business Combination, the registrant changed its name from Hennessy Capital Acquisition Corp. to Blue Bird Corporation. Unless the context otherwise requires, “we,” “us,” “our,” and “the Company” refer to the consolidated company and its subsidiaries and “Hennessy Capital” refers to the registrant prior to the closing of the Business Combination.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting (as defined in Item 5.07 of this Current Report on Form 8-K), the stockholders of Hennessy Capital approved each of the amendments to Hennessy Capital’s amended and restated certificate of incorporation that were proposed for adoption at the Special Meeting. For information regarding each of those amendments, see the section of the Proxy Statement entitled “The Charter Proposals” beginning on page 159 and the section of the Proxy Statement entitled “Description of Securities” beginning on page 259, which information is incorporated herein by reference. Immediately after the Special Meeting, the Company filed its Second Amended and Restated Certificate of Incorporation (reflecting each of the related proposals adopted at the Special Meeting) with the Secretary of State of the State of Delaware. A copy of the Company’s Second Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Immediately after the Company filed its Second Amended and Restated Certificate of Incorporation, the Company filed its Certificate of Designations (reflecting the terms of the Company’s Series A Convertible Preferred Stock) with the Secretary of State of the State of Delaware. A copy of the Certificate of Designations, as filed with the Secretary of State of the State of Delaware, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the Second Amended and Restated Certificate of Incorporation and Certificate of Designations are qualified in their entirety by reference to such Exhibits 3.1 and 3.2, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 23, 2015, Hennessy Capital held its special meeting in lieu of the 2015 annual meeting of the stockholders of Hennessy Capital (the “Special Meeting”) for the following purposes:

(1) to consider and vote upon a proposal to approve the Purchase Agreement (the “Business Combination Proposal”);

(2) to approve and adopt separate proposals for amendments to Hennessy Capital’s amended and restated certificate of incorporation:

•	to increase the Company’s authorized common stock and preferred stock (“Proposal 2”);

•	to provide for the classification of our board of directors into three classes of directors with staggered three-year terms of office and to make certain related changes (“Proposal 3”);

•	to permit the removal of directors with or without cause by stockholders voting a majority of the votes cast if, at any time and for so long as, the Seller beneficially owns, in the aggregate, capital stock representing at least 40% of the outstanding shares of our common stock (“Proposal 4”);

•	to require an affirmative vote of at least two-thirds (2/3) of our entire board of directors and by the holders of at least 66.67% of the voting power of our outstanding voting stock in order to adopt an amendment to our certificate of incorporation if, at any time and for so long as, the Seller beneficially owns, in the aggregate, capital stock representing at least 50% of the outstanding shares of our common stock (“Proposal 5”);

•	to require an affirmative vote of at least two-thirds (2/3) of our entire board of directors or by the holders of at least 66.67% of the voting power of our outstanding voting stock to amend our bylaws if, at any time and for so long as, the Seller beneficially owns, in the aggregate, capital stock representing at least 50% of the outstanding shares of our common stock (“Proposal 6”);

•	to designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for specified legal actions and provide for certain additional changes, including changing the Company’s name from “Hennessy Capital Acquisition Corp.” to “Blue Bird Corporation” and making the Company’s corporate existence perpetual, which our board of directors determined to be necessary to adequately address the post-Business Combination needs of the Company (“Proposal 7”);

(3) to consider and vote upon a proposal to elect three directors (Gurminder S. Bedi, Dennis Donovan and Alan Schumacher) to serve as Class I directors on our board of directors until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

(4) to consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to transactions referred to as the PIPE Investment and Common Backstop Placement in the Company’s definitive proxy statement dated January 20, 2015 (the “Nasdaq Proposal”);

(5) to consider and vote upon a proposal to approve and adopt the plan referred to as the Incentive Plan in the Company’s definitive proxy statement dated January 20, 2015 (the “Incentive Plan Proposal”); and

(6) to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6 or the Director Election Proposal (the “Adjournment Proposal”).

There were 14,375,000 shares of Hennessy Capital common stock issued and outstanding on the record date for the Special Meeting. At the Special Meeting there were 14,170,380 shares voted by proxy or in person. The results for each matter were as follows:

•	Hennessy Capital’s stockholders approved the Business Combination Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,886,944	282,848	588	0

•	Hennessy Capital’s stockholders approved Proposal 2, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,915,624	2,500	252,256	0

•	Hennessy Capital’s stockholders approved Proposal 3, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,061,329	856,845	252,206	0

•	Hennessy Capital’s stockholders approved Proposal 4, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
12,769,123	1,149,041	252,216	0

•	Hennessy Capital’s stockholders approved Proposal 5, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
12,769,133	2,500	1,398,747	0

•	Hennessy Capital’s stockholders approved Proposal 6, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
12,769,133	2,500	1,398,747	0

•	Hennessy Capital’s stockholders approved Proposal 7, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
9,651,761	2,422,058	2,096,561	0

•	Hennessy Capital’s stockholders approved the Director Election Proposal, based on the following votes:

Gurminder S. Bedi:	For: 13,061,779	Withheld: 1,108,601
Dennis Donovan:	For: 13,061,779	Withheld: 1,108,601
Alan Schumacher:	For: 12,911,779	Withheld: 1,258,601

•	Hennessy Capital’s stockholders approved the Nasdaq Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
12,925,674	2,500	1,242,206	0

•	Hennessy Capital’s stockholders approved the Incentive Plan Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
12,071,279	2,500	2,096,601	0

•	Hennessy Capital’s stockholders approved the Adjournment Proposal, based on the following votes:

Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
13,915,674	236,148	18,558	0

Item 7.01 Regulation FD Disclosure.

On February 24, 2015, the registrant issued a press release (the “February 24 Press Release”) announcing the consummation of the Business Combination (as defined in the Introductory Note to this Current Report on Form 8-K). A copy of the February 24 Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On February 24, the registrant announced the extension of the Company’s previously announced warrant exchange offer (the “Warrant Exchange Extension Press Release”) until 12:00 midnight, New York City time, at the end of the day on March 2, 2015 (five business days following the public announcement of the completion of the Business Combination), unless further extended by the Company. A copy of the Warrant Exchange Extension Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Important Information About the Warrant Exchange Offer

This Current Report on Form 8-K is neither an offer to exchange nor a solicitation of an offer to sell any warrants. The offer to exchange and the solicitation of offers to exchange are being made solely pursuant to the Amended and Restated Offer to Exchange dated January 21, 2015 (the “Offer to Exchange”), the related Amended and Restated Letter of Transmittal and other offer materials included as exhibits to the Schedule TO amendment that the Company filed on January 22, 2015 with the Securities and Exchange Commission (“SEC”). The tender offer statement on Schedule TO (including the Offer to Exchange, the related Amended and Restated Letter of Transmittal and other offer materials) contains important information that should be read carefully and considered before any decision is made with respect to the offer. These materials were distributed free of charge to all warrant holders. In addition, these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the

SEC through its website at www.sec.gov. Warrant holders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to the information agent at Morrow & Co., LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at bluebird.info@morrowco.com. Warrant holders are urged to read the Offer to Exchange and the other relevant materials before making any investment decision with respect to the Offer because they contain important information about the Offer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Registrant

3.2	Certificate of Designations (reflecting the terms of the Registrant’s Series A Convertible Preferred Stock)

99.1	Press Release dated February 24, 2015, concerning the consummation of the Business Combination

99.2	Press Release dated February 24, 2015, concerning the extension of the Offer to Exchange

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

	By:	/s/ Paul Yousif
		Name:	Paul Yousif
		Title:	Vice President

Dated: February 25, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Registrant

3.2	Certificate of Designations (reflecting the terms of the Registrant’s Series A Convertible Preferred Stock)

99.1	Press Release dated February 24, 2015, concerning the consummation of the Business Combination

99.2	Press Release dated February 24, 2015, concerning the extension of the Offer to Exchange